UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2008

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                       Entry into a Material Definitive Agreement.

On December 2, 2008, Foothills Resources, Inc. (the “Company”) entered into a Limited Waiver to Credit Agreement and Amendment to Third Amendment to Credit Agreement and Amended and Restated Forbearance Agreement, dated as of December 2, 2008, by and among the Company and each of its subsidiaries as borrowers, certain lenders and Wells Fargo Foothill, LLC, as administrative agent (the “Waiver”).

Pursuant to the Waiver, the lenders and Wells Fargo Foothill, LLC, extended until January 30, 2009, the date by which the Company must deliver to lenders and Wells Fargo Foothill, LLC copies of the Company’s and its subsidiaries’ forecasted balance sheets, profit and loss statements, and cash flow statements, pursuant to Section 5.3 of the Credit Agreement, dated as of December 13, 2007, by and among the Company and each of its subsidiaries as borrowers, certain lenders and Wells Fargo Foothill, LLC, as administrative agent, as amended (the “Credit Agreement”).

Additionally, the Waiver amended the Credit Agreement to require the Company to maintain a leverage ratio less than 10.41:1.00 for the calendar month ending October 31, 2008, 10.73:1.00 for the calendar month ending November 30, 2008, and 10.96:1.00 for the calendar month ending December 31, 2008.  The Waiver further amended the Credit Agreement to allow Wells Fargo Foothill, LLC, in its sole discretion, to extend the deadline for the Company to complete certain actions identified in the report entitled “Restructuring Critical Path and Options” dated September 19, 2008.

The summary of the Waiver set forth above is qualified in its entirety by reference to the text of the Waiver. A copy of the Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.                            Description

Exhibit 10.1	Limited Waiver to Credit Agreement and Amendment to Third Amendment to Credit Agreement and Amended and Restated Forbearance Agreement, dated as of December 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:           December 8, 2008                                                             /s/ W. Kirk Bosché

Name:  W. Kirk Bosché

Title:    Chief Financial Officer

Exhibit Index

Exhibit No.                            Description

Exhibit 10.1	Limited Waiver to Credit Agreement and Amendment to Third Amendment to Credit Agreement and Amended and Restated Forbearance Agreement, dated as of December 2, 2008.